UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21817

                    PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
               (Exact name of registrant as specified in charter)
                                    --------


                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-239-0418

                     DATE OF FISCAL YEAR END: MARCH 31, 2008

                    DATE OF REPORTING PERIOD: MARCH 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

PNC ALTERNATIVE STRATEGIES TEDI
FUND LLC
(FORMERLY MERCANTILE ALTERNATIVE
STRATEGIES FUND FOR TAX-EXEMPT/
DEFERRED INVESTORS (TEDI) LLC)
ANNUAL REPORT
MARCH 31, 2008

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONTENTS
MARCH 31, 2008
--------------------------------------------------------------------------------

                                                                         PAGE(S)

Report of Independent Registered Public Accounting Firm ..............         2

FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities .....................         3

Consolidated Statement of Operations .................................         4

Consolidated Statements of Changes in Members' Capital ...............         5

Consolidated Statement of Cash Flows .................................         6

Consolidated Financial Highlights ....................................         7

Notes to Consolidated Financial Statements ...........................         8

Directors and Officers of the Fund (unaudited) .......................        14

Other Information (unaudited) ........................................        18

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of PNC Alternative Strategies Master TEDI Fund LLC:

We have audited the accompanying consolidated statement of assets and liabilities of PNC Alternative Strategies Master TEDI Fund LLC (formerly Mercantile Alternative Strategies Fund For Tax-Exempt Deferred Investors (TEDI)
LLC) (the "Fund"), as of March 31, 2008, and the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in members' capital and financial highlights for the year then ended and for the period from May 10, 2006 (date of initial seeding) through March 31, 2007. These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PNC Alternative Strategies Master TEDI Fund LLC as of March 31, 2008, the results of its operations and its cash flows for the year then ended, and the changes in its members' capital and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the consolidated financial statements include an investment in PNC Alternative Strategies Master Fund LLC (the "Master Fund") valued at $4,257,409 (101.96% of total members' capital) as of March 31, 2008, whose fair value has been estimated by management in the absence of readily ascertainable market values. Management's estimate is based on information provided by the investment managers or general partners of the underlying funds of the Master Fund.

DELOITTE & TOUCHE LLP

Chicago, Illinois
May 30, 2008

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008
--------------------------------------------------------------------------------

ASSETS
Investment in PNC Alternative Strategies Master Fund LLC ("Master Fund")                     $  4,257,409
Receivable from Master Fund for tender offer                                                      100,000
Receivable from Manager                                                                            61,703
Prepaid directors' fees                                                                               548
Prepaid expenses                                                                                      652
                                                                                             ============
   Total assets                                                                                 4,420,312
                                                                                             ------------
LIABILITIES
Note payable for tender offer                                                                     100,000
Due to Master Fund                                                                                 63,081
Administration fee payable                                                                         26,806
Incentive fee payable                                                                                 818
Chief Compliance Officer fees payable                                                                 652
Other accrued expenses                                                                             53,216
                                                                                             ------------
   Total liabilities                                                                              244,573
                                                                                             ------------
   Net assets                                                                                $  4,175,739
                                                                                             ============

MEMBERS' CAPITAL
Capital                                                                                      $  4,051,500
Accumulated net investment loss                                                                  (142,966)
Accumulated net realized gain on investments                                                      506,302
Net unrealized depreciation on investments                                                       (239,097)
                                                                                             ------------
      Members' capital                                                                       $  4,175,739
                                                                                             ============

    The accompanying notes are an integral part of the consolidated financial statements.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

NET INVESTMENT LOSS ALLOCATED FROM MASTER FUND
   Dividend income                                                                           $      5,418
   Expenses                                                                                       (74,328)
                                                                                             ------------
      Net investment loss allocated from Master Fund                                              (68,910)
                                                                                             ------------
OPERATING EXPENSES
Administration fees                                                                                24,893
Chief Compliance Officer fees                                                                       7,199
Directors' fees                                                                                     6,950
Incentive fees                                                                                        818
Printing fees                                                                                      45,830
Audit and tax fees                                                                                 36,783
Legal fees                                                                                         22,501
Registration fees                                                                                   1,160
Other expenses                                                                                      2,341
                                                                                             ------------
         Total operating expenses                                                                 148,475
                                                                                             ------------
Less:
      Expense waiver/reimbursement from Manager                                                  (132,403)
                                                                                             ------------
         Net operating expenses                                                                    16,072
                                                                                             ------------
         Net investment loss                                                                      (84,982)
                                                                                             ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ALLOCATED FROM MASTER FUND
Net realized gain on investments                                                                  410,763
Net change in unrealized appreciation on investments                                             (360,886)
                                                                                             ------------
         Net realized and unrealized gain on investments allocated from
            Master Fund                                                                            49,877
                                                                                             ------------
Net decrease in members' capital from operating activities                                   $    (35,105)
                                                                                             ============

    The accompanying notes are an integral part of the consolidated financial statements.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED MARCH 31, 2007*

FROM OPERATING ACTIVITIES
Net investment loss                                                                          $    (57,984)
Net realized gain on investments                                                                   95,539
Net change in unrealized appreciation on investments                                              121,789
                                                                                             ------------
   Net increase in members' capital
   from operating activities                                                                      159,344
                                                                                             ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests**                                                              2,866,500
                                                                                             ------------
   Net increase in members' capital from capital transactions                                   2,866,500
                                                                                             ------------
MEMBERS' CAPITAL
Balance at beginning of period                                                                         --
                                                                                             ------------
Balance at end of period                                                                     $  3,025,844
                                                                                             ============

FOR THE YEAR ENDED MARCH 31, 2008

FROM OPERATING ACTIVITIES
Net investment loss                                                                          $    (84,982)
Net realized gain on investments                                                                  410,763
Net change in unrealized appreciation on investments                                             (360,886)
                                                                                             ------------
   Net decrease in members' capital
   from operating activities                                                                      (35,105)
                                                                                             ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                                                1,285,000
Costs of Interests repurchased                                                                   (100,000)
                                                                                             ------------
   Net increase in members' capital from capital transactions                                   1,185,000
                                                                                             ------------
MEMBERS' CAPITAL
Balance at beginning of year                                                                    3,025,844
                                                                                             ------------
Balance at end of year                                                                       $  4,175,739
                                                                                             ============

* The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

**    Includes proceeds from the initial seeding of the Fund.

    The accompanying notes are an integral part of the consolidated financial statements.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members' capital from operating activities                                   $    (35,105)
Adjustments to reconcile net decrease in members' capital from operating activities to net cash used in operating activities
   Purchases of investments in Master Fund                                                     (1,375,725)
   Proceeds from the sale of investments in Master Fund                                            64,045
   Net investment loss and realized/unrealized gain allocated from Master Fund                     19,033
   Net sales of short-term investments                                                             19,945
   Increase in receivable from Manager                                                            (51,730)
   Increase in prepaid directors' fees                                                               (239)
   Increase in prepaid expenses                                                                      (652)
   Decrease in incentive fee payable                                                              (17,798)
   Increase in Chief Compliance Officer fees payable                                                  652
   Increase in administration fee payable                                                          15,000
   Increase in due to Master Fund                                                                  63,081
   Increase in other accrued expenses                                                              14,493
                                                                                             ------------
         Net cash used in operating activities                                                 (1,285,000)
                                                                                             ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                                                1,285,000
                                                                                             ------------
         Net cash provided by financing activities                                              1,285,000
                                                                                             ------------
         Net change in cash and cash equivalents                                                       --

CASH AND CASH EQUIVALENTS
Beginning of year                                                                                      --
                                                                                             ------------
End of year                                                                                  $         --
                                                                                             ============
NON-CASH FINANCING ACTIVITIES
   Receivable from Master Fund for tender offer                                              $    100,000

    The accompanying notes are an integral part of the consolidated financial statements.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONSOLIDATED FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   PERIOD
                                                 YEAR ENDED        ENDED
                                                  MARCH 31,       MARCH 31,
TOTAL RETURN                                        2008            2007+
                                                 ----------       ---------
Total return before incentive fee (1)                  0.52%           7.22%
Incentive fee                                         (0.00)          (0.75)
                                                 ----------       ---------
         Total return after incentive fee (1)          0.52%           6.47%
                                                 ==========       =========
Net assets, end of period (000's)                $    4,176       $   3,026
RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio,
   before waivers and reimbursements                  (5.57)%         (9.83)%(3)
   net of waivers and reimbursements                  (2.18)%         (3.82)%(3)
Expense ratio before incentive fee,
   before waivers and reimbursements (2)               5.69%           8.74% (3)
   net of waivers and reimbursements (2)               2.30%           2.73% (3)

Expense ratio before incentive fee,
   net of waivers and reimbursements                   2.30%           2.73% (3)
Incentive fee                                          0.02%           0.92% (3)
                                                 ----------       ---------
   Expense ratio after incentive fee, net of
      waivers and reimbursements                       2.32%           3.65% (3)
                                                 ==========       =========
Portfolio turnover rate                               22.16%(4)       17.52% (4)

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all the members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated and has not been annualized.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio (expense and incentive fee ratio) is calculated for all members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to a member's capital may vary from these ratios based on the timing of capital transactions. The waivers consist of voluntary payments made by the Manager. See Note 3 in Notes to Consolidated Financial Statements.

(3)   Annualized.

(4)   Portfolio turnover represents the Master Fund's portfolio turnover.

        The accompanying notes are an integral part of the consolidated financial statements.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

1.    ORGANIZATION

      PNC Alternative Strategies TEDI Fund LLC (formerly Mercantile Alternative Strategies Fund for Tax-Exempt/Deferred Investors (TEDI) LLC), the "Fund", is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Fund's interests (the "Interests") are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale. The Fund was formed on August 4, 2005 with operations commencing on July 1, 2006.

      The Fund's investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional "long only" small-capitalization market exposure. The Fund seeks to achieve this objective by investing substantially all of its investable assets into the PNC Alternative Strategies Cayman Fund LDC (formerly Mercantile Alternative Strategies Offshore Fund for Tax-Exempt/Deferred Investors (TEDI) LDC), the "Offshore Fund", a Cayman Islands limited duration company with the same investment objectives as the Fund. The Offshore Fund commenced operations on July 1, 2006. The Offshore Fund invests substantially all of its investable assets into PNC Alternative Strategies Master Fund LLC (the "Master Fund"), a Delaware limited liability company with the same investment objectives as the Fund and the Offshore Fund. The Offshore Fund serves solely as an intermediate entity through which the Fund invests in the Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets. The Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 9.9% of the Master Fund as of March 31, 2008. As the Fund controls substantially all of the operations of the Offshore Fund, these financial statements are the consolidation of the Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.

      The Master Fund's investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional "long only" small-capitalization market exposure principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies with a small-capitalization focus. In order to effectuate this strategy, the Master Fund will invest principally in Investment Funds whose investments have a median market capitalization of $5 billion or less. Alternative investment strategies allow the Investment Managers the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as "alternative investment strategies" in contrast to the investment programs of "traditional" registered investment companies, such as mutual funds. The performance of the Fund is directly affected by the performance of the Master Fund. Attached are the financial statements of the Master Fund and should be read in conjunction with the Fund's financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. Attached are the financial statements of the Master Fund and should be read in conjunction with the Fund's financial statements.

      The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

      PNC Capital Advisors, Inc. (formerly Mercantile Capital Advisors, Inc.), the "Manager", serves as the investment manager of the Fund and Master Fund. The Manager oversees the management of the day-to-day operations of the Fund and the Master Fund under the supervision of both the Fund's and the Master Fund's Board of Directors, respectively. The Manager is registered as an investment adviser under the Advisers Act of 1940 (the "Advisers Act") and is a corporation formed under the laws of the State of Maryland. The Manager was a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company, which, in turn, was wholly-owned by Mercantile Bankshares Corporation ("Mercantile Bankshares"). On March 2, 2007, Mercantile Bankshares merged into and with The PNC Financial Services Group, Inc. ("PNC"). As a result of the merger, the Manager is now indirectly wholly-owned by PNC, a financial holding company. The acquisition by PNC of the indirect controlling interest in the Manager resulted in an "assignment," as that term is defined in the 1940 Act, of the prior investment management agreement which automatically terminated in accordance with its terms. The Manager continued to provide investment management services to the Fund and the Master Fund under interim investment management agreements (collectively the "Interim Investment Management Agreements") approved by the Board of Directors, from March 2, 2007 through July 20, 2007, when the Fund's members approved the new investment management agreements.

      At March 31, 2008, PNC Investment Corp., an affiliate of the Manager, had a capital balance in the Fund of $143,484.

      The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Robeco Investment Management, Inc. (formerly, Robeco-Sage Capital Management, LLC), the "Adviser". The Adviser is registered as an investment adviser under the Advisers Act.

      Generally, initial and additional subscriptions for Interests by eligible members may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

      2.    SIGNIFICANT ACCOUNTING POLICIES

      The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Fund:

      A.    PORTFOLIO VALUATION

            The net asset value of the Fund is determined as of the close of business at the end of each month. The net asset value of the Fund equals the value of the assets of the Fund, respectively, less liabilities, including accrued fees and expenses.

            The Fund's investment in the Master Fund represents substantially all of the Fund's assets. All investments owned are carried at value which is the portion of the net asset value of the Master Fund held by the Fund. The accounting for and valuation of investments by the Master Fund is discussed in the notes to the financial statements for the Master Fund, which are attached to this report.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

      B.    INCOME RECOGNITION AND SECURITY TRANSACTIONS

            Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Master Fund. The Fund will bear, as an investor in the Master Fund, its share of the income, realized and unrealized gains and losses of the Master Fund.

      C.    SEGREGATED ACCOUNT

            A portion of the investment in the Master Fund is segregated to finance the repurchase of Interests from tender offers.

      D.    FUND EXPENSES

            The Fund will bear all expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: legal fees; administrative fees; auditing fees; costs of insurance; registration expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board. The Fund will bear, as an investor in the Master Fund, its share of the fees and expenses of the Master Fund. Certain expenses of the Fund have been voluntarily paid by the Manager. These voluntary payments are temporary and the Manager may terminate all or a portion of these voluntary payments at any time and without notice to members. The Master Fund pays the expense allocated to, and incurred by, the Fund and is reimbursed by the Fund through the redemption of Interests in the Fund.

      E.    INCOME TAXES

            The Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to such member's distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

            On July 13, 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

      F.    INVESTMENT IN REGISTERED INVESTMENT COMPANY

            The Fund invests in a registered investment company, SEI Daily Income Trust Money Market Fund, for cash management purposes. At March 31, 2008 there was no investment in this registered investment company.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

      G.    DISTRIBUTION POLICY

            The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

      H.    CAPITAL ACCOUNTS

            Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

      I.    USE OF ESTIMATES

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.    RELATED PARTY TRANSACTIONS

      A.    INCENTIVE FEES

            The Fund pays the Manager an annual incentive fee ("Incentive Fee"), payable at the fiscal period-end (the "Incentive Period"), equal to 10% of each member's net profits in excess of such member's "Loss Carryforward Amount". The Loss Carryforward Amount for each member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each member's capital account for such Incentive Period. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee.

      B.    FEES EARNED UNDER THE INTERIM INVESTMENT MANAGEMENT AGREEMENTS

            Under the Interim Investment Management Agreements, the incentive fees earned by the Manager for services provided to the Master Fund and the Fund during March 2, 2007 to July 19, 2007 were held in an interest bearing escrow account. A majority of the Fund's outstanding voting securities approved the new investment management agreements, dated July 20, 2007, for the Master Fund and the Fund, and as a result the amount in the escrow account for the Master Fund and the Fund (including any interest earned) was paid to the Manager.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

      C.    ADMINISTRATION AND OTHER FEES

            The Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

            SEI Private Trust Company serves as custodian and escrow agent for the Fund's assets.

      D.    BOARD FEES

            The Fund pays each Director an annual retainer of $1,000. The Directors will not receive any fees from the Fund for attending regular Board meetings, but the Fund will pay each Director $500, plus expenses, for each special or telephonic meeting if such meeting is called solely for the Fund. Total amounts incurred related to Board meetings by the Fund for the year ended March 31, 2008 were $12,049, which includes $5,099 allocated from Master.

4.    CONCENTRATION OF RISK

      The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. The Master Fund's concentration of risk is discussed in the notes to the Master Fund's financial statements.

5.    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

      In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. The Master Fund's off balance sheet risk in these financial instruments is discussed in the notes to the Master Fund's financial statements.

6.    GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

      In the normal course of business the Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

7.    INVESTMENT TRANSACTIONS

      For the year ended March 31, 2008, aggregate purchases of the Master Fund amounted to $1,375,725 and aggregate sales of the Master Fund amounted to $64,045.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

8.    TENDER OFFERS

      On February 27, 2007, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at June 29, 2007. No tenders were received from members during the offering period.

      On June 6, 2007, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at September 28, 2007. No tenders were received from members during the offering period.

      On August 24, 2007, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at December 31, 2007. No tenders were received from members during the offering period.

      On November 26, 2007, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at March 31, 2008. No tenders were received from members during the offering period.

      On February 26, 2008, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2008. Tenders with an estimated value in the amount of $100,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to a payment on or about 30 days after June 30, 2008.

9.    RECENT ACCOUNTING PRONOUNCEMENT

      In September 2006, FASB issued Statement on Financial Accounting Standards
      (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Master Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of operations for a fiscal period.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" (as defined in the 1940 Act) of the Fund are referred to as "Interested Directors." Each Director serves for an indefinite term until either
(1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Fund's Limited Liability Agreement. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors." The address of each Director and officer is c/o PNC Alternative Strategies TEDI Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

INDEPENDENT DIRECTORS

-----------------------------------------------------------------------------------------------------------------------------------
                      POSITION(S)       LENGTH OF            PRINCIPAL
                      HELD WITH         TIME                 OCCUPATION(S)
NAME AND AGE          FUND              SERVED               DURING PAST 5 YEARS          OTHER DIRECTORSHIPS HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
L. White              Director          Since 2003           Retired since 2001;          PNC Alternative Strategies Master Fund
Matthews, III                                                Chairman, Ceridian           LLC, PNC Alternative Strategies Fund LLC,
Age: 62                                                      Corporation, 2006 to         PNC Long-Short Master Fund LLC, PNC
                                                             present.                     Long-Short Fund LLC, PNC Long-Short TEDI
                                                                                          Fund LLC, PNC Absolute Return Fund LLC,
                                                                                          PNC Absolute Return Master Fund LLC, PNC
                                                                                          Absolute Return TEDI Fund LLC; PNC Funds,
                                                                                          Inc.; Matrixx Initiatives, Inc.
                                                                                          (pharmaceuticals); Imation Corp. (data
                                                                                          storage products).
-----------------------------------------------------------------------------------------------------------------------------------
Edward D.             Director          Since 2002           Dean and Chief Executive     PNC Alternative Strategies Master Fund
Miller                                                       Officer, Johns Hopkins       LLC, PNC Alternative Strategies Fund LLC,
Age: 65                                                      Medicine, January 1997 to    PNC Long-Short Master Fund LLC, PNC
                                                             present.                     Long-Short Fund LLC, PNC Long-Short TEDI
                                                                                          Fund LLC, PNC Absolute Return Fund LLC,
                                                                                          PNC Absolute Return Master Fund LLC, PNC
                                                                                          Absolute Return TEDI Fund LLC; PNC Funds,
                                                                                          Inc.; Bradmer Pharmaceuticals Inc.
                                                                                          (pharmaceuticals).
-----------------------------------------------------------------------------------------------------------------------------------

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
John R. Murphy        Director and      Since 2002           Vice Chairman, National      PNC Alternative Strategies Master Fund
Age: 74               Chairman of                            Geographic Society, March    LLC, PNC Alternative Strategies Fund LLC,
                      the Board                              1998 to present.             PNC Long-Short Master Fund LLC, PNC
                                                                                          Long-Short Fund LLC, PNC Long-Short TEDI
                                                                                          Fund LLC, PNC Absolute Return Fund LLC,
                                                                                          PNC Absolute Return Master Fund LLC, PNC
                                                                                          Absolute Return TEDI Fund LLC; PNC Funds,
                                                                                          Inc.; Omnicom Group, Inc. (media and
                                                                                          marketing services); Sirsi Dynix
                                                                                          (technology).
-----------------------------------------------------------------------------------------------------------------------------------
Thomas L.             Director          Since 2005           Retired since August 2004;   PNC Alternative Strategies Master Fund
Owsley                                                       President, Chief Executive   LLC, PNC Alternative Strategies Fund LLC,
Age: 67                                                      Officer and Chief            PNC Long-Short Master Fund LLC, PNC
                                                             Operating Officer, Crown     Long-Short Fund LLC, PNC Long-Short TEDI
                                                             Central Petroleum            Fund LLC, PNC Absolute Return Fund LLC,
                                                             Corporation 2003 to August   PNC Absolute Return Master Fund LLC, PNC
                                                             2004: Senior Vice            Absolute Return TEDI Fund LLC; PNC Funds,
                                                             President, General Counsel   Inc.
                                                             and Corporate Secretary,
                                                             Crown Central Petroleum
                                                             Corporation, 2001 to 2003.
-----------------------------------------------------------------------------------------------------------------------------------
George R.             Director          Since 2002           President, U.S.-Japan        PNC Alternative Strategies Master Fund
Packard, III                                                 Foundation, July 1998 to     LLC, PNC Alternative Strategies Fund LLC,
Age: 75                                                      present.                     PNC Long-Short Master Fund LLC, PNC
                                                                                          Long-Short Fund LLC, PNC Long-Short TEDI
                                                                                          Fund LLC, PNC Absolute Return Fund LLC,
                                                                                          PNC Absolute Return Master Fund LLC, PNC
                                                                                          Absolute Return TEDI Fund LLC; PNC Funds,
                                                                                          Inc.
-----------------------------------------------------------------------------------------------------------------------------------

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------------
                      POSITION          LENGTH OF
                      HELD WITH         TIME                 PRINCIPAL OCCUPATION
NAME AND AGE          FUND              SERVED               DURING PAST 5 YEARS          OTHER DIRECTORSHIPS HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Decatur H.            Director          Since 2002           Retired.                     PNC Alternative Strategies Master Fund
Miller  (1)                                                                               LLC, PNC Alternative Strategies Fund LLC,
Age: 75                                                                                   PNC Long-Short Master Fund LLC, PNC
                                                                                          Long-Short Fund LLC, PNC Long-Short TEDI
                                                                                          Fund LLC, PNC Absolute Return Fund LLC,
                                                                                          PNC Absolute Return Master Fund LLC, PNC
                                                                                          Absolute Return TEDI Fund LLC; PNC Funds,
                                                                                          Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which PNC Bank, N.A., the parent company of PNC Capital Advisors, Inc. ("PCA"), is also a co-trustee.

OFFICERS OF THE FUND

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.

-----------------------------------------------------------------------------------------------------------------------------------
                                             LENGTH OF
                       POSITION HELD           TIME                                  PRINCIPAL OCCUPATION(S)
NAME AND AGE             WITH FUND            SERVED                                   DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Kevin A. McCreadie    President         Since 2004           President and Chief Executive Officer, PCA since March 2004; Chief
Age: 47                                                      Investment Officer, PCA since 2002; Chief Investment Officer, PNC
                                                             Wealth Management since 2007; Partner of Brown Investment Advisory &
                                                             Trust Company from 1999 to 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Jennifer E. Spratley  Vice President    Since March 2008     Treasurer and Vice President, PCA since September 2007; Unit Leader,
Age: 39               and Treasurer     and September        Fund Accounting and Administration, SEI Investments Global Funds
                                        2007, respectively   Services 2005 to 2007; Fund Accounting Director, SEI Global Funds
                                                             Services 1999 to 2007.
-----------------------------------------------------------------------------------------------------------------------------------

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              LENGTH
                       POSITION HELD          OF TIME                                PRINCIPAL OCCUPATION(S)
NAME AND AGE             WITH FUND            SERVED                                   DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux    Assistant Vice           Since         President, EJV Financial Services (consulting) since 2002; Senior Vice
Age: 64               President and            2004          President, Old Mutual Advisor Funds II since 2005; Vice President,
                      Chief                                  Swiss Helvetia Fund since 1987; Vice President, Hilliard Lyons
                      Compliance                             Government Fund since 2004; Vice President, ISI Funds since 1986;
                      Officer                                Chief Compliance Officer, Victory Funds since 2005; Deutsche Asset
                                                             Management ("DeAM") from 1987 to 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Jennifer E. Vollmer   Secretary                Since         Senior Counsel, The PNC Financial Services Group, Inc. since March
Age: 36                                        2002          2007; Secretary, PCA since 2001; Vice President, PCA 2001 to 2007.
-----------------------------------------------------------------------------------------------------------------------------------
Savonne L. Ferguson   Assistant                Since         Vice President, PCA since September 2007; Assistant Vice President,
Age: 34               Secretary                2004          PCA 2002 to 2007.
-----------------------------------------------------------------------------------------------------------------------------------

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at http://www.sec.gov.

MANAGER AND ADMINISTRATOR

PNC Capital Advisors, Inc.
Two Hopkins Plaza
Baltimore, Maryland  21201

ADVISER TO THE MASTER FUND

Robeco Investment Management, Inc.
909 Third Avenue
New York, NY 10022

SUB-ADMINISTRATOR

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania  19456

LEGAL COUNSEL

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

PNC ALTERNATIVE STRATEGIES
MASTER FUND LLC
(FORMERLY MERCANTILE ALTERNATIVE
STRATEGIES MASTER FUND LLC)
ANNUAL REPORT
MARCH 31, 2008

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
CONTENTS
MARCH 31, 2008
--------------------------------------------------------------------------------

                                                                         PAGE(S)

Fund Commentary (unaudited) ..........................................         2

Report of Independent Registered Public Accounting Firm ..............         7

FINANCIAL STATEMENTS

Schedule of Investments ..............................................         8

Statement of Assets and Liabilities ..................................        10

Statement of Operations ..............................................        11

Statements of Changes in Members' Capital ............................        12

Statement of Cash Flows ..............................................        13

Financial Highlights .................................................        14

Notes to Financial Statements ........................................        15

Liquidity of Investment Funds (unaudited) ............................        22

Directors and Officers of the Fund (unaudited) .......................        23

Other Information (unaudited) ........................................        27

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

Dear Members:

PNC Alternative Strategies Master Fund* (the "Fund"), formerly Mercantile Alternative Strategies Master Fund, gained 0.87%, net of all fees and expenses, for the 12 months ended March 31, 2008 (the "Reporting Period"). In comparison, the Russell 2000 Index declined 13.00% for the same period.

The Fund produced positive returns in seven of the 12 months during the Reporting Period and also tracked or outperformed the Russell 2000 Index on a relative basis in nine of the 12 months during the Reporting Period. The Fund notably outperformed the broad small-cap equity market for the Reporting Period overall. It is also important to note that the Fund's standard deviation, a commonly used statistical measure of portfolio volatility and risk, was significantly lower than that of the Russell 2000 Index for the Reporting Period. Specifically, the Fund had an annualized standard deviation of 6.9% for the Reporting Period, compared to a 14.1% annualized standard deviation for the Russell 2000 Index.

MARKET AND ECONOMIC REVIEW

The 12 months ended March 31, 2008 was a particularly difficult period for the U.S. equity markets overall, as the collapse of the residential real estate market and its related industries combined with all-time high oil prices to create an environment that drove many to question whether the U.S. economy may have entered a recession. Small-cap stocks lagged both their mid-cap and large-cap counterparts, hit especially hard amidst the volatility that heightened investor risk aversion. Within the small-cap sector, growth stocks significantly outperformed value stocks for the Reporting Period overall. That said, the equity markets transitioned through notably different conditions over the Reporting Period.

During the early months of the Reporting Period, i.e. the second quarter of 2007, economic growth was solid, commodity prices soared and leveraged buyout and merger and acquisition activity was prevalent. Although the shorting environment was challenging for long/short managers, equity markets rose across most sectors and capitalizations until June. At that point, subprime credit concerns resurfaced and rating agency downgrades heightened investor fears. While some U.S. equity indices finished the second calendar quarter with their best gains since the fourth quarter of 2003, U.S. equities were down across market capitalizations in June.

Severe credit market stress drove a dramatic spike in stock market volatility during the third quarter of 2007. Indeed, market activity in August was largely characterized by substantial de-leveraging of balance sheets. Virtually all hedge fund strategies were negatively impacted, and popular hedge fund positions seemed to be disproportionately in turmoil. So, too, were small- and mid-cap stocks, as investors shifted toward larger more liquid names as they grew increasingly risk averse.

The last quarter of 2007 began with a relatively stable stock market, having responded well to the Federal Reserve Board's (the Fed's) mid-September interest rate cut. In fact, several major U.S. equity market indices actually peaked for the year 2007 in early October. However, even with a second interest rate cut by the Fed at the end of October, November ended up being the equity market's worst month of the year, as the U.S. dollar continued to fall, pushing crude oil prices to almost $100 per barrel, and worries grew that the housing slump combined with the failing health of banks and mortgage lenders might translate into a slowing economy, possibly a recession. On December 11, the Fed lowered the targeted federal funds rate by 25 basis points (0.25%) to 4.25%, marking the third interest rate cut since the credit market turmoil began over the summer. The widely anticipated rate cut disappointed investors who hoped for a larger move. This, combined with oil prices pushing back toward $100 per barrel near year end, a string of stronger-than-expected inflation reports, and concerns about consumer spending during the holiday

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

season, put the equity market on the defensive. Given this backdrop, the fourth quarter ended in negative territory for most of the major equity market indexes across market capitalizations. Overall, large-cap stocks outpaced their mid-cap and small-cap counterparts for the fourth quarter, and, as investors indicated a willingness to pay a premium for earnings growth, growth stocks significantly outperformed value stocks across the capitalization spectrum.

Financial market conditions deteriorated sharply during the first quarter of 2008, as investors focused on the economic consequences of the ongoing credit crisis, evidenced most dramatically perhaps in the failure and bailout of Bear Stearns. The first quarter of 2008 was the worst for the stock market since the third quarter of 2002. Such ongoing turmoil forced the Fed to take extraordinary action. During the quarter, the Fed lowered the targeted federal funds rate by a whopping 200 basis points, or 2.00%, including an emergency inter-meeting cut of 0.75% on January 22nd. At the end of the quarter, the targeted federal funds rate stood at 2.25%. In addition, the Fed announced several new policies designed to ensure adequate liquidity in the financial system. Such unprecedented response by the Fed drove a rally in the financial sector, a significant source of shorts for long/short equity managers. Long/short equity managers with long exposure in commodities, health care and Asia were also hard hit during the quarter. All told, most of the major equity market indexes ended the first quarter in negative territory, with investors showing little discretion among market capitalizations. However, in a reversal from the prior quarter, value stocks outperformed growth stocks across the capitalization spectrum.

FUND REVIEW

During the Reporting Period, Robeco Investment Management, Inc. maintained its goal of increasing portfolio risk-taking to be consistent with the Fund's stated objectives and at the same time refining both sub-fund manager and hedge fund strategy diversification so that no one manager or strategy may dominate performance.

In so doing, we redeemed 11 of the Fund's 25 managers and added two managers, such that there were 16 managers at March 31, 2008. We sought managers who, in our view, have well-articulated investment processes for return generation and demonstrated abilities to manage portfolio risk exposures. We also sought managers who we believe can generate returns through security selection versus significant long market exposures. Of the managers redeemed, eight were long/short equity managers, two were event-driven, and one was relative value. Each of the managers was redeemed either for negative organizational issues or for investment-related reasons. The Fund's assets continued to be invested primarily with managers focusing on smaller companies, typically less than $5 billion in capitalization. Of the 16 hedge funds in the Fund at the end of March 2008, twelve generated positive returns and four generated negative returns for the Reporting Period. Of the redeemed managers, each of whom contributed to returns during the 12 months, three generated positive returns, six generated negative returns, and two generated no return.

We categorized the Fund's strategies into three main components. The first is long/short equity strategies with a small-cap emphasis, where our goal is to normally allocate between 50%-75% of Fund assets. The other two are event-driven strategies and relative-value strategies with an emphasis in both components on those specific strategies correlated with small-cap returns. The non-long/short equity components are meant to enhance the Fund's risk-adjusted returns and help manage portfolio risk. The long/short equity and relative-value strategy components employed in the Fund generated positive absolute returns for the Reporting Period; the event-driven strategy component lost modest ground. Even with that, the gross cumulative 12-month returns produced by each of the three strategy components materially outperformed the Russell 2000 Index on a relative basis.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

o RELATIVE-VALUE STRATEGIES - Relative-value strategies are market-neutral investment strategies that seek to identify investments whose values are attractive, compared to similar securities, when risk, liquidity and return are taken into account. The relative-value strategies of the Fund contributed most positively to the Fund's 12-month return. This component performed especially well during the first fiscal quarter when market conditions benefited macro managers, which constituted the majority portion of the Fund's relative-value component. Indeed, due to manager-specific positioning, the Fund's sole macro manager had the best performance within the relative-value component for the first half of the fiscal year despite challenging conditions in August. The component also performed particularly well during the difficult months of the last fiscal quarter, as the Fund's structured credit manager conservatively positioned its portfolio of mezzanine commercial real estate loans and thus was able to limit losses. On the other hand, the relative-value component was the worst relative performer during the third fiscal quarter, as one of the Fund's managers increased exposure to the equity markets just as the markets took a dip. Interestingly, the macro manager and structured credit manager took turns in both leading and lagging relative performance within the component over the Reporting Period, demonstrating the advantages of employing sub-fund manager and hedge fund strategy diversification. During the Reporting Period, we redeemed Bridgewater Pure Alpha Trading Company Ltd., which uses a macro strategy. Overall, the Fund's allocation to relative-value strategies shifted from 10.7% of the Fund's net assets at the start of the Reporting Period to 10.3% of the Fund's net assets at the end of March 2008.

o LONG/SHORT EQUITY STRATEGIES - Long/short equity strategies are tactical strategies whereby managers buy long undervalued positions and sell short overvalued positions. The long/short equity strategies of the Fund performed well for the Reporting Period overall. During the second fiscal quarter, long/short equity strategies were the best-performing component, because when the Fed lowered the targeted federal funds rate by half a percentage point in September, easing the credit crunch, small-cap stocks rebounded from the difficult summer environment. Among this component's sub-strategies, the highly-hedged funds performed best, as these managers were positioned well to take advantage of the gyrations in the equity markets. These very same volatile market conditions and the fact that small-cap value stocks declined dramatically over the summer caused the Fund's variable exposure managers to turn in the worst relative performance within the component during the first half of the Reporting Period. Long-biased funds performed worst within the component during the second half of the Reporting Period, as equities continued to slide downward. The two managers we added during the Reporting Period were long-short equity managers. Coeus Capital, LP and Cobalt Partners, LP each employ a variable exposure strategy. Of those managers redeemed during the Reporting Period, eight were long-short equity managers. The Fund redeemed from Amici Qualified Associates, LP, CCM Small Cap Value Fund, LP, Long Trail Partners LP, Ivory Flagship Fund LP and Savanah-Baltimore LP, which each employ a variable exposure strategy, Sonar Institutional Fund LP and Triatto Partners LP, which uses a highly-hedged strategy, and Clarus Capital LLC, which employs a long biased strategy. With these changes, the Fund's allocation to this component shifted--from 77.06% of the Fund's net assets at the start of the Reporting Period to 68.35% of the Fund's net assets in these strategies at the end of the Reporting Period.

o EVENT-DRIVEN STRATEGIES - Event-driven strategies are, in general, approaches that seek to anticipate certain events, such as mergers or corporate restructurings. Such funds typically employ medium-term holding periods. Event-driven strategies significantly outpaced the Russell 2000 Index for the Reporting Period overall, but generated modestly negative absolute returns and thus were the worst-performing component on a relative basis. After a strong April and May, June was a tough time for event-driven managers, as fears that a lack of credit would disrupt deals. Indeed, leveraged finance

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

      markets felt the impact when leveraged buyout-led debt issuance experienced significant buyer pushback and merger and acquisition activity slowed. Event-driven strategies were subsequently hurt by credit spread widening (i.e., the difference in yield between relatively risky and relatively safe investments increased), more difficult stock-picking conditions and more costly hedges. In the last months of the Reporting Period, the component lagged as one of its distressed strategy sub-fund managers proved particularly vulnerable to substantial declines and volatility in the equity markets given its significant long equity exposure. Even with all that and demonstrating again the advantages of strategy diversification, it should be noted that event-driven strategies were the best-performing component in the fall of 2007, when one of its catalyst-driven sub-fund managers profited from an emphasis on special situations that benefited from strong growth in emerging Asia. During the first half of the Reporting Period, the component's activist strategies performed best, as several manager- specific active emerging market and European positions came to fruition. The Fund's catalyst-driven strategies actually lost ground, due primarily to manager-specific positioning, as long positions generally outperformed short positions during the summer's credit crisis. During the second half of the Reporting Period, the component's catalyst-driven strategies performed best, and its distressed strategies were weakest. We redeemed Centaurus Alpha Fund, LP, which uses a catalyst-driven strategy, during the Reporting Period. The Fund's allocation to these event-driven strategies shifted with recent redemption of LC Capital Partners LP over the Reporting Period, from 17.3% of the Fund's net assets the start of the Reporting Period to 11.5% of the Fund's net assets at the end of the reporting period.

STRATEGY AHEAD

The credit crisis that began over the summer of 2007 as a technically-driven event morphed over the following fall and winter months into a full-blown U.S. economic slowdown. This backdrop created a difficult environment for hedge fund strategies in general and for long/short equity funds specifically. At the end of the Reporting Period, the primary questions facing equity investors appeared to be how severely the U.S. housing slump might impact the economy and when conditions might begin to recover. What was clear was that investors were worried about future corporate earnings, especially for companies in any way related to housing or the consumer. Also, strong economic cross-currents had seemed to shift investors' focus to macro conditions and away from company-specific fundamentals.

For the near term, then, we expect the Fund's underlying sub-funds to remain somewhat cautiously positioned with smaller-than-average gross and net exposure to the equity markets and with less-than- average concentration in any particular sector or industry until markets re-focus on the difference between good companies and bad companies. We further believe that the Fund's underlying sub-funds, which each conduct rigorous bottom-up fundamental research, should be able to earn superior returns over the longer term. The silver lining, if you will, of equity market dislocations is that investors tend to sell assets regardless of value, often to their ultimate regret. We intend to seek to profit from the value discrepancies created during these periods by staying disciplined to the Fund's prudent risk management and portfolio construction practices.

We continue to generally favor long/short equity strategies over the coming months. Although smaller- cap stocks have recently underperformed larger-cap equities, making for a more challenging environment for long/short equity strategies, we remain confident that the underlying sub-fund managers will continue to be able to find interesting and profitable stock-specific situations. The relative-value and event-driven components, while holding a lesser portion of the Fund's assets, have also contributed meaningfully to both the Fund's returns and diversification. Thus, we intend to maintain the Fund's allocations to these components, as we believe they will continue to provide an effective balance to the overall Fund portfolio

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

going forward. We intend, of course, to continue to monitor and assess the merits of all managers and strategies employed in the Fund. We also intend to continue implementing strategies that may enhance the performance of the Fund while carefully examining current market cycles going forward.

Sincerely,

ROBECO INVESTMENT MANAGEMENT, INC.

* THE FUND COMMENCED INVESTMENT OPERATIONS ON JULY 1, 2006. THE PERFORMANCE AND PORTFOLIO HOLDINGS DISCUSSED HEREIN INCLUDE THE PAST PERFORMANCE AND PORTFOLIO HOLDINGS OF A PREDECESSOR FUND WITH THE SAME INVESTMENT OBJECTIVE AND STRATEGIES THAT TRANSFERRED ALL OF ITS ASSETS TO THE FUND ON JULY 1, 2006.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of PNC Alternative Strategies Master Fund LLC:

We have audited the accompanying statement of assets and liabilities of PNC Alternative Strategies Master Fund LLC (formerly Mercantile Alternative Strategies Master Fund LLC) (the "Fund"), including the schedule of investments, as of March 31, 2008, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members' capital and financial highlights for the year then ended and for the period from May 10, 2006 (date of initial seeding) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PNC Alternative Strategies Master Fund LLC as of March 31, 2008, the results of its operations and its cash flows for the year then ended, and the changes in its members' capital and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in underlying funds, valued at $38,832,191 (90.10% of total members' capital) as of March 31, 2008, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the investment managers or general partners of the underlying funds.

DELOITTE & TOUCHE LLP

Chicago, Illinois
May 30, 2008

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Long/Short - Variable Exposure                                               50%

Long/Short - Long-Biased                                                     18%

Event-Driven                                                                 13%

Long/Short - Highly Hedged                                                    8%

Macro                                                                         7%

Structured Credit                                                             4%
--------------------------------------------------------------------------------

                                                                                        % OF
INVESTMENT FUNDS*                                       COST           VALUE      MEMBERS' CAPITAL
LONG/SHORT - VARIABLE EXPOSURE
   Apis Capital, L.P.                               $  2,675,000   $  3,564,231               8.27%
   Cobalt Partners, L.P.**                             3,000,000      2,978,887               6.91
   Coeus Capital, L.P.                                 2,000,000      2,000,325               4.64
   Criterion Institutional Partners, L.P.              2,339,975      3,440,968               7.98
   Delta Institutional, L.P.**                           887,863      1,799,116               4.18
   Dirigo L.L.C.                                       2,000,000      2,189,396               5.08
   North Run Qualified Partners, L.P.                  2,000,000      2,543,707               5.90
   Tracer Capital Partners QP, L.P.                      778,354        895,033               2.08
                                                    ------------   ------------   ----------------
     Total Long/Short - Variable Exposure             15,681,192     19,411,663              45.04
LONG/SHORT - LONG-BIASED
   Clovis Capital Partners Institutional, L.P.         2,000,000      2,784,445               6.46
   Harvey SmidCap, L.P.                                3,000,000      3,147,718               7.30
   Rosehill Saisei Fund, L.P.**                        1,100,000      1,072,065               2.49
                                                    ------------   ------------   ----------------
     Total Long/Short - Long-Biased                    6,100,000      7,004,228              16.25
EVENT-DRIVEN
   Altima Global Special Situations Fund, L.P.         2,750,000      3,328,639               7.72
   Perry Partners, L.P.                                1,200,000      1,613,434               3.75
                                                    ------------   ------------   ----------------
     Total Event-Driven                                3,950,000      4,942,073              11.47

                                                                                         CONTINUED

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2008
--------------------------------------------------------------------------------

                                                                                         % OF
INVESTMENT FUNDS* (CONTINUED)                           COST            VALUE       MEMBERS' CAPITAL
LONG/SHORT - HIGHLY HEDGED
   Pennant Winward Fund, L.P.                       $   1,600,000   $   3,041,639               7.06%
                                                    -------------   -------------   ----------------
      Total Long/Short - Highly Hedged                  1,600,000       3,041,639               7.06
MACRO
   Wexford Spectrum Fund I, L.P.                        2,500,000       2,897,609               6.72
                                                    -------------   -------------   ----------------
      Total Macro                                       2,500,000       2,897,609               6.72
STRUCTURED CREDIT
   Petra Offshore Fund, L.P.                            1,250,000       1,534,979               3.56
                                                    -------------   -------------   ----------------
      Total Structured Credit                           1,250,000       1,534,979               3.56
                                                    -------------   -------------   ----------------
      Total Investments                             $  31,081,192   $  38,832,191              90.10%
                                                    =============   =============   ================

*     All investments are non-income producing.

**    Fund investment fully or partially segregated to cover tender offers.

As of March 31, 2008, the value of the Master Fund's investments by country as a percentage of members' capital is as follows:

               COUNTRY                     COST            VALUE
        United States - 90.10%        $  31,081,192   $  38,832,191
                                      -------------   -------------
                                      $  31,081,192   $  38,832,191
                                      =============   =============

The aggregate cost of investments for tax purposes is expected to be similar to book cost of $31,081,192. Net unrealized appreciation on investments for tax purposes was $7,750,999 consisting of $7,800,047 of gross unrealized appreciation and $49,048 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 90.10% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008
--------------------------------------------------------------------------------

ASSETS
Investment Funds, at value (cost $31,081,192)                   $    38,832,191
Fund investments made in advance                                      2,500,000
Receivable from fund investments sold                                 7,172,423
Receivable from feeder funds                                            157,005
Prepaid expenses                                                         73,481
Dividend income receivable                                                4,152
                                                                ---------------
   Total assets                                                      48,739,252
                                                                ---------------

LIABILITIES
Due to feeder funds for tender offers                                 5,100,000
Cash overdraft                                                          368,469
Management fee payable                                                  132,395
Administration fee payable                                                3,331
Chief Compliance Officer fees payable                                       843
Line of credit facility fee payable                                       7,156
Other accrued expenses                                                   28,511
                                                                ---------------
   Total liabilities                                                  5,640,705
                                                                ---------------
   Net assets                                                   $    43,098,547
                                                                ===============
MEMBERS' CAPITAL
Capital                                                         $    29,974,845
Accumulated net investment loss                                      (1,647,189)
Accumulated net realized gain on investments                          7,019,892
Net unrealized appreciation on investments                            7,750,999
                                                                ---------------
   Members' capital                                             $    43,098,547
                                                                ===============

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend income                                                                    $        76,740
                                                                                   ---------------
OPERATING EXPENSES
Management fees                                                                            659,967
Administration fees                                                                        105,558
Directors' fees                                                                             65,323
Chief Compliance Officer fees                                                                7,199
Audit fees                                                                                  66,417
Legal fees                                                                                  22,500
Interest expense                                                                             9,929
Line of credit facility fees                                                                 7,500
Custodian fees                                                                               5,277
Printing fees                                                                                4,330
Other expenses                                                                              18,607
                                                                                   ---------------
   Operating expenses                                                                      972,607
                                                                                   ---------------
   Net investment loss                                                                    (895,867)
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                                         4,865,247
Net change in unrealized appreciation on investments                                    (3,305,560)
                                                                                   ---------------
   Net realized and unrealized gain on investments                                       1,559,687
                                                                                   ---------------
Net increase in members' capital from operating activities                         $       663,820
                                                                                   ===============

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED MARCH 31, 2007*

FROM OPERATING ACTIVITIES
Net investment loss                                                                $      (751,322)
Net realized gain on investments                                                         2,154,645
Net change in unrealized appreciation
   on investments                                                                        2,659,844
                                                                                   ---------------
      Net increase in members' capital
      from operating activities                                                          4,063,167
                                                                                   ---------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from transfer of assets**                                                      51,454,186
Proceeds from sales of Interests***                                                      4,044,293
Costs of Interests repurchased                                                          (8,902,155)
                                                                                   ---------------
      Net increase in members' capital
      from capital transactions                                                         46,596,324
                                                                                   ---------------
MEMBERS' CAPITAL
Balance at beginning of period                                                                  --
                                                                                   ---------------
Balance at end of period                                                           $    50,659,491
                                                                                   ===============

FOR THE YEAR ENDED MARCH 31, 2008

FROM OPERATING ACTIVITIES
Net investment loss                                                                $      (895,867)
Net realized gain on investments                                                         4,865,247
Net change in unrealized appreciation
   on investments                                                                       (3,305,560)
                                                                                   ---------------
      Net increase in members' capital
      from operating activities                                                            663,820
                                                                                   ---------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                                         2,140,915
Costs of Interests repurchased                                                         (10,365,679)
                                                                                   ---------------
      Net decrease in members' capital
      from capital transactions                                                         (8,224,764)
                                                                                   ---------------
MEMBERS' CAPITAL
Balance at beginning of year                                                            50,659,491
                                                                                   ---------------
Balance at end of year                                                             $    43,098,547
                                                                                   ===============

* The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

**    See Note 1 in Notes to Financial Statements.

***   Includes proceeds from initial seeding of the Fund.

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital from operating activities                                        $       663,820
Adjustments to reconcile net increase in members' capital from operating activities to net cash provided by operating activities
   Net change in unrealized appreciation on investments                                                 3,305,560
   Net realized gain on investments                                                                    (4,865,247)
   Purchases of investments                                                                           (11,350,000)
   Proceeds from the sale of investments                                                               27,274,389
   Net sales of short-term investments                                                                    863,851
   Increase in fund investments made in advance                                                        (1,500,000)
   Increase in receivable from fund investments sold                                                   (6,576,435)
   Increase in receivable from feeder funds                                                              (157,005)
   Increase in dividend income receivable                                                                  (4,152)
   Increase in prepaid expenses                                                                           (26,888)
   Decrease in management fee payable                                                                    (205,739)
   Increase in Chief Compliance Officer fees payable                                                          843
   Decrease in administration fee payable                                                                 (13,771)
   Decrease in other accrued expenses                                                                     (20,600)
                                                                                                  ---------------
      Net cash provided by operating activities                                                         7,388,626
                                                                                                  ---------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                                                        2,140,915
Costs of Interests repurchased                                                                         (9,898,010)
                                                                                                  ---------------
      Net cash used in financing activities                                                            (7,757,095)
                                                                                                  ---------------
      Net decrease in cash and cash equivalents                                                          (368,469)

CASH AND CASH EQUIVALENTS
Beginning of year                                                                                              --
                                                                                                  ---------------
End of year                                                                                       $      (368,469)
                                                                                                  ===============

SUPPLEMENTAL INFORMATION:
Interest paid on line of credit*                                                                  $         9,929
                                                                                                  ===============

*     See Note 9 in Notes to Financial Statements

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          YEAR        PERIOD
                                                          ENDED       ENDED
                                                        MARCH 31,   MARCH 31,
                                                           2008       2007+
                                                        ---------   ------------
Total return (1)                                            0.76%      7.84%
Net assets, end of period (000's)                       $ 43,099    $50,659
RATIOS TO AVERAGE NET ASSETS
   Net investment loss                                     (1.71)%    (1.87)%(3)
   Net operating expenses (2)                               1.85%      1.97% (3)
Portfolio turnover rate                                    22.16%     17.52% (4)

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all Members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period and is not annualized.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio is calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to a member's capital may vary from these ratios based on the timing of capital transactions.

(3)   Annualized.

(4)   Not annualized.

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

1.    ORGANIZATION

      PNC Alternative Strategies Master Fund LLC (formerly Mercantile Alternative Strategies Master Fund LLC), the "Master Fund", is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $51,454,186 (comprised of $50,405,002 of fund investments, $936,182 of cash, $108,658 of receivable from fund investments sold, and $4,344 of dividends receivable) from PNC Alternative Strategies Fund LLC (formerly Mercantile Alternative Strategies Fund LLC) on July 1, 2006. Unrealized appreciation of $8,396,715 was included in the transfer. The Master Fund is a "master" fund within a "master-feeder" structure. Within this structure, one or more feeder funds (the "Members") invest all or substantially all of their investable assets in a master fund. The feeder funds' investment objectives are substantially the same as those of the Master Fund.

      The Master Fund's investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional "long only" small-capitalization market exposure principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies with a small-capitalization focus. In order to effectuate this strategy, the Master Fund will invest principally in Investment Funds whose investments have a median market capitalization of $5 billion or less. Alternative investment strategies allow the Investment Managers the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as "alternative investment strategies" in contrast to the investment programs of "traditional" registered investment companies, such as mutual funds.

      The Master Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Master Fund on behalf of the Members. At least a majority of the Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

      PNC Capital Advisors, Inc. (formerly Mercantile Capital Advisors, Inc.), the "Manager", is the investment manager of the Master Fund and oversees the management of the day-to-day operations of the Master Fund under the supervision of the Master Fund's Board. The Manager is registered as an investment adviser under the Advisers Act of 1940 (the "Advisers Act") and is a corporation formed under the laws of the State of Maryland. The Manager was a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company, which, in turn, was wholly-owned by Mercantile Bankshares Corporation ("Mercantile Bankshares"). On March 2, 2007, Mercantile Bankshares merged into and with The PNC Financial Services Group, Inc. ("PNC"). As a result of the merger, the Manager is now indirectly wholly owned by PNC, a financial holding company. The acquisition by PNC of the indirect controlling interest in the Manager resulted in an "assignment," as that term is defined in the 1940 Act, of the prior investment management agreement which automatically terminated in accordance with its terms. The Manager continued to provide investment management services to the Master Fund under an interim investment management agreement (the "Interim Investment Management Agreement") approved by the Board of Directors, from March 2, 2007 through July 20, 2007, when the Members approved the new investment management agreement.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

      The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Robeco Investment Management, Inc. (formerly, Robeco-Sage Capital Management, LLC), the "Adviser". The Adviser is registered as an investment adviser under the Advisers Act.

      Generally, initial and additional subscriptions for limited liability company interests ("Interests") by eligible Members may be accepted at such times as the Master Fund may determine. The Master Fund reserves the right to reject any subscriptions for Interests in the Master Fund. The Master Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The Master Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Master Fund:

      A.    PORTFOLIO VALUATION

            The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

            The net asset value of the Master Fund equals the value of the Master Fund's assets less the Master Fund's liabilities, including accrued fees and expenses. The Master Fund's investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of investments in Investment Funds, as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund's valuation policies and reported at the time of the Master Fund's valuation. As a general matter, the fair value of the Master Fund's interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund's ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund's interests in the Investment Fund, the Master Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

            Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange and the differences could be material to the financial statements. The

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

            use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

      B.    INCOME RECOGNITION AND SECURITY TRANSACTIONS

            Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund.

            Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

      C.    FUND EXPENSES

            The Master Fund bears all expenses incurred in its business. The expenses of the Master Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund's account; legal fees; administrative fees; auditing fees; custodial fees; costs of insurance; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expenses it incurs to its Members. In addition, the Master Fund pays the expense allocated to, and incurred by, the Members and is reimbursed by the Members through the redemption of Interests by the Members.

            The managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund's investment and an incentive or performance fee based upon the Master Fund's share of net profits in the Investment Fund. For the year ended March 31, 2008, allocations/fees for these services ranged from 1% to 2% annually for management fees and were 20% annually for the performance or incentive allocations.

      D.    INCOME TAXES

            The Master Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

            On behalf of non-U.S. Members, the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.

            On July 13, 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

            benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

      E.    INVESTMENT IN REGISTERED INVESTMENT COMPANY

            The Master Fund invests in a registered investment company, SEI Daily Income Trust Money Market Fund, for cash management purposes. At March 31, 2008, there was no investment in this registered investment company.

      F.    SEGREGATED INVESTMENTS

            Certain investments have been segregated to finance the repurchase on Interests from tender offers.

      G.    CAPITAL ACCOUNTS

            Net profits or net losses of the Master Fund for each fiscal period will be allocated to the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages of the Master Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

      H.    USE OF ESTIMATES

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Master Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.    RELATED PARTY TRANSACTIONS

      A.    MANAGEMENT FEE

            The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the net asset value of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

      B.    FEES EARNED UNDER THE INTERIM INVESTMENT MANAGEMENT AGREEMENTS

            Under the Interim Investment Management Agreement, the management fees earned by the Manager for services provided during March 2, 2007 to July 19, 2007 were held in an interest bearing escrow account. A majority of the feeder funds' outstanding voting securities approved the new investment management agreement dated July 20, 2007, and as a result the amount in the escrow account for the Fund (including any interest earned) was paid to the Manager.

      C.    ADMINISTRATION AND OTHER FEES

            The Master Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Master Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

            SEI Private Trust Company serves as custodian for the Master Fund's assets.

      D.    BOARD FEES

            Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Master Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Master Fund for the year ended March 31, 2008 were $65,323.

4.    CONCENTRATION OF RISK

      The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

      Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.

5.    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

      In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

6.    GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

      In the normal course of business the Master Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, the Master Fund expects the risk of loss to be remote.

7.    INVESTMENT TRANSACTIONS

      For the year ended March 31, 2008, the aggregate purchases and sales of investments (excluding short-term securities) were $11,350,000 and $27,274,389, respectively.

 8.  TENDER OFFERS

      On February 27, 2007, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $4.1 million of the net assets of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 29, 2007. Tenders with a value in the amount of $2,215,505 were received and accepted by the Master Fund from Members. Members received a payment of $2,215,505 on July 31, 2007.

      On June 6, 2007, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of the net assets of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at September 28, 2007. Tenders with a value in the amount of $2,184,667 were received and accepted by the Master Fund from Members. Members received a payment of $2,184,667 on October 31, 2007.

      On August 24, 2007, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of the net assets of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at December 31, 2007. Tenders with a value in the amount of $2,500,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,500,000 on January 31, 2008.

      On November 26, 2007, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of the net assets of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at March 31, 2008. Tenders with a value in the amount of $2,500,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,500,000 on April 28, 2008.

      On February 26, 2008, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of the net assets of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2008. Tenders with an estimated value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members are entitled to receive payment of $2,600,000 on or about 30 days after June 30, 2008.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2008
--------------------------------------------------------------------------------

9.    LINE OF CREDIT

      The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays a facility fee to Boston Private Bank & Trust Company equal to one quarter of one percent of the amount of the facility. For the year ended March 31, 2008, the Master Fund had average borrowings of $1,650,000 over an average period of 9 days at an interest rate ranging from 7.00% to 9.25%. As of March 31, 2008, there were no borrowings outstanding.

10.   RECENT ACCOUNTING PRONOUNCEMENT

      In September 2006, FASB issued Statement on Financial Accounting Standards
      (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Master Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the schedule of investments and statement of operations for a fiscal period.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
LIQUIDITY OF INVESTMENT FUNDS (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to one year from initial investment.

INVESTMENT FUNDS                                                LIQUIDITY
   Altima Global Special Situations Fund, L.P.                  Quarterly
   Apis Capital, L.P.                                           Quarterly
   Clovis Capital Partners Institutional, L.P.                  Quarterly
   Cobalt Partners, L.P.                                       Semi-Annual
   Coeus Capital, L.P.                                          Quarterly
   Criterion Institutional Partners, L.P.                       Quarterly
   Delta Institutional, L.P.                                    Quarterly
   Dirigo L.L.C.                                                Quarterly
   Harvey SmidCap, L.P.                                         Quarterly
   North Run Qualified Partners, L.P.                           Quarterly
   Pennant Winward Fund, L.P.                                   Quarterly
   Perry Partners, L.P.                                         Annually
   Petra Offshore Fund, L.P.                                    Quarterly
   Rosehill Saisei Fund, L.P.                                   Annually
   Tracer Capital Partners QP, L.P.                             Quarterly
   Wexford Spectrum Fund I, L.P.                                Quarterly

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" (as defined in the 1940 Act) of the Fund are referred to as "Interested Directors." Each Director serves for an indefinite term until either
(1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Fund's Limited Liability Agreement. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors." The address of each Director and officer is c/o PNC Alternative Strategies Master Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

INDEPENDENT DIRECTORS

----------------------------------------------------------------------------------------------------------------------------------
                     POSITION(S)       LENGTH OF    PRINCIPAL
                     HELD WITH         TIME         OCCUPATION(S)
NAME AND AGE         FUND              SERVED       DURING PAST 5 YEARS            OTHER DIRECTORSHIPS HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
L. White             Director          Since 2003   Retired since 2001;            PNC Alternative Strategies Fund LLC, PNC
Matthews, III                                       Chairman, Ceridian             Alternative Strategies TEDI Fund LLC, PNC
Age: 62                                             Corporation, 2006 to           Long-Short Master Fund LLC, PNC Long-Short
                                                    present;                       Fund LLC, PNC Long-Short TEDI Fund LLC, PNC
                                                                                   Absolute Return Fund LLC, PNC Absolute Return
                                                                                   Master Fund LLC, PNC Absolute Return TEDI
                                                                                   Fund LLC; PNC Funds, Inc.; Matrixx
                                                                                   Initiatives, Inc. (pharmaceuticals); Imation
                                                                                   Corp. (data storage products).
----------------------------------------------------------------------------------------------------------------------------------
Edward D.            Director          Since 2002   Dean and Chief Executive       PNC Alternative Strategies Fund LLC, PNC
Miller                                              Officer, Johns Hopkins         Alternative Strategies TEDI Fund LLC, PNC
Age: 65                                             Medicine, January 1997 to      Long-Short Master Fund LLC, PNC Long-Short
                                                    present.                       Fund LLC, PNC Long-Short TEDI Fund LLC, PNC
                                                                                   Absolute Return Fund LLC, PNC Absolute Return
                                                                                   Master Fund LLC, PNC Absolute Return TEDI
                                                                                   Fund LLC; PNC Funds, Inc.; Bradmer
                                                                                   Pharmaceuticals Inc. (pharmaceuticals).
----------------------------------------------------------------------------------------------------------------------------------

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
John R. Murphy       Director and      Since 2002   Vice Chairman, National        PNC Alternative Strategies Fund LLC, PNC
Age: 74              Chairman of the                Geographic Society, March      Alternative Strategies TEDI Fund LLC, PNC
                     Board                          1998 to present.               Long-Short Master Fund LLC, PNC Long-Short
                                                                                   Fund LLC, PNC Long-Short TEDI Fund LLC, PNC
                                                                                   Absolute Return Fund LLC, PNC Absolute Return
                                                                                   Master Fund LLC, PNC Absolute Return TEDI
                                                                                   Fund LLC; PNC Funds, Inc.; Omnicom Group,
                                                                                   Inc. (media and marketing services); Sirsi
                                                                                   Dynix (technology).
----------------------------------------------------------------------------------------------------------------------------------
Thomas L.            Director          Since 2005   Retired since August 2004;     PNC Alternative Strategies Fund LLC, PNC
Owsley                                              President, Chief Executive     Alternative Strategies TEDI Fund LLC, PNC
Age: 67                                             Officer and Chief Operating    Long-Short Master Fund LLC, PNC Long-Short
                                                    Officer, Crown Central         Fund LLC, PNC Long-Short TEDI Fund LLC, PNC
                                                    Petroleum Corporation 2003     Absolute Return Fund LLC, PNC Absolute Return
                                                    to August 2004: Senior Vice    Master Fund LLC, PNC Absolute Return TEDI
                                                    President, General Counsel     Fund LLC; PNC Funds, Inc.
                                                    and Corporate Secretary,
                                                    Crown Central Petroleum
                                                    Corporation, 2001 to 2003.
----------------------------------------------------------------------------------------------------------------------------------
George R.            Director          Since 2002   President, U.S.-Japan          PNC Alternative Strategies Fund LLC, PNC
Packard, III                                        Foundation, July 1998 to       Alternative Strategies TEDI Fund LLC, PNC
Age: 75                                             present.                       Long-Short Master Fund LLC, PNC Long-Short
                                                                                   Fund LLC, PNC Long-Short TEDI Fund LLC, PNC
                                                                                   Absolute Return Fund LLC, PNC Absolute Return
                                                                                   Master Fund LLC, PNC Absolute Return TEDI
                                                                                   Fund LLC; PNC Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------------

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

------------------------------------------------------------------------------------------------------------------------
                     POSITION          LENGTH OF
                     HELD WITH         TIME         PRINCIPAL OCCUPATION
NAME AND AGE         FUND              SERVED       DURING PAST 5 YEARS            OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
Decatur H.           Director          Since 2002   Retired.                       PNC Alternative Strategies Fund LLC,
Miller (1)                                                                         PNC Alternative Strategies TEDI Fund
Age: 75                                                                            LLC, PNC Long-Short Master Fund
                                                                                   LLC, PNC Long-Short Fund LLC,
                                                                                   PNC Long-Short TEDI Fund LLC,
                                                                                   PNC Absolute Return Fund LLC, PNC
                                                                                   Absolute Return Master Fund LLC,
                                                                                   PNC Absolute Return TEDI Fund
                                                                                   LLC; PNC Funds, Inc.
------------------------------------------------------------------------------------------------------------------------

(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which PNC Bank, N.A., the parent company of PNC Capital Advisors, Inc. ("PCA"), is also a co-trustee.

OFFICERS OF THE FUND

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.

------------------------------------------------------------------------------------------------------------------
                           POSITION HELD          LENGTH OF                    PRINCIPAL OCCUPATION(S)
NAME AND AGE                 WITH FUND           TIME SERVED                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
Kevin A. McCreadie       President             Since 2004          President and Chief Executive Officer, PCA
Age: 47                                                            since March 2004; Chief Investment Officer,
                                                                   PCA since 2002; Chief Investment Officer, PNC
                                                                   Wealth Management since 2007; Partner of Brown
                                                                   Investment Advisory & Trust Company from 1999
                                                                   to 2002.
------------------------------------------------------------------------------------------------------------------
Jennifer E. Spratley     Vice President and    Since March         Treasurer and Vice President, PCA since
Age: 39                  Treasurer             2008 and            September 2007; Unit Leader, Fund Accounting
                                               September 2007,     and Administration, SEI Investments Global
                                               respectively        Funds Services 2005 to 2007; Fund Accounting
                                                                   Director, SEI Global Funds Services 1999 to
                                                                   2007.
------------------------------------------------------------------------------------------------------------------

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                 LENGTH
                             POSITION HELD      OF TIME                        PRINCIPAL OCCUPATION(S)
NAME AND AGE                   WITH FUND         SERVED                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux       Assistant Vice          Since             President, EJV Financial Services (consulting)
Age: 64                  President and Chief     2004              since 2002; Senior Vice President, Old Mutual
                         Compliance Officer                        Advisor Funds II since 2005; Vice President,
                                                                   Swiss Helvetia Fund since 1987; Vice
                                                                   President, Hilliard Lyons Government Fund
                                                                   since 2004; Vice President, ISI Funds since
                                                                   1986; Chief Compliance Officer, Victory Funds
                                                                   since 2005; Deutsche Asset Management ("DeAM")
                                                                   from 1987 to 2002.
------------------------------------------------------------------------------------------------------------------
Jennifer E. Vollmer      Secretary               Since             Senior Counsel, The PNC Financial Services
Age: 36                                          2002              Group, Inc. since March 2007; Secretary, PCA
                                                                   since 2001; Vice President, PCA 2001 to 2007.
------------------------------------------------------------------------------------------------------------------
Savonne L. Ferguson      Assistant Secretary     Since             Vice President, PCA since September 2007;
Age: 34                                          2004              Assistant Vice President, PCA 2002 to 2007.
------------------------------------------------------------------------------------------------------------------

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2008
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS DISCLOSURE

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Master Fund's Forms N-Q will be available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at http://www.sec.gov.

MANAGER AND ADMINISTRATOR

PNC Capital Advisors, Inc.
Two Hopkins Plaza
Baltimore, Maryland 21201

ADVISER

Robeco Investment Management, Inc.
909 Third Avenue
New York, NY 10022

SUB-ADMINISTRATOR

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The principal financial officer is also the principal accounting officer

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. L. White Matthews, III. Mr.
L. White Matthews, III is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Deloitte & Touche, LLP ("D&T") related to the registrant.

D&T billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2008 and March 31, 2007 set forth in the table below. The registrant was formed on August 4, 2005 and commenced operations on July 1, 2006.

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2008                                                   2007
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services          services to       and services to   services          services to       and services to
                   to the            service           service           to the            service           service
                   registrant        affiliates that   affiliates that   registrant        affiliates that   affiliates that
                   that were         were              did not require   that were         were              did not require
                   pre-approved      pre-approved      pre-approval      pre-approved      pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $18,083             N/A               N/A             $25,000             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax            $12,500             N/A               N/A             $12,229             N/A               N/A
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant its investment manager (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment manager ("adviser affiliate"). Prior to the commencement of any audit or non-audit services to the registrant, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) During the registrant's last two fiscal years, there were no waivers of the requirement that non-audit services provided to the registrant or any adviser affiliate be pre-approved.

(f)      Not Applicable.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $12,500 and $12,229, respectively.


(h)      Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to members filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant does not invest in voting securities. The registrant is a feeder fund that invests substantially all of its assets, through a Cayman Islands domiciled fund, in a master fund which has the same investment objective as the registrant. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the registrant's voting rights with respect to the Cayman Islands fund and the master fund will pass down to the registrant's own members.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant is a feeder fund that invests substantially all of its assets, through a Cayman Islands domiciled Fund, in a master fund which has the same investment objective as the master fund. The investment advisory services are provided to the master fund. As such, the following information pertains to the portfolio managers of the master fund's investment portfolio:

 (a)(1) Effective January 1, 2007, Robeco Investment Management, Inc. (the "Adviser"), a corporation, is the investment adviser of the registrant. Prior to January 1, 2007, Robeco-Sage Capital Management L.L.C. d/b/a Sage Capital Management, served as investment adviser of the master fund. As a result of an internal restructuring effective January 1, 2007, Robeco-Sage Capital Management L.L.C. merged into Robeco Investment Management, Inc. The Adviser is a wholly-owned subsidiary of Robeco Groep, N.V. The Adviser's offices are located at 909 Third Avenue, New York, NY 10022.
The day-to-day management of the master fund's portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Michael Murphy, the Director of Research of the Robeco-Sage division of the Adviser. Investment decisions for the Master Fund are made with the oversight of the Adviser's Investment Committee, comprised of Michael Abbott, the Chief Executive Officer of the Robeco-Safe division of the Adviser, Mr. Platkin, Mr. Murphy, and Glenn E. Sloat, the Head of Operational Due Diligence of the Robeco-Sage division of the Adviser.

     MICHAEL ABBOTT, Chief Executive Officer and Managing Director of the Robeco-Sage division of the Adviser (joined Robeco January 1, 2007). Mr. Abbott spent six years with Goldman Sachs in various leadership roles for the Goldman Sachs' convertibles and structured products groups before leaving in 2002 to found Elysium Capital Group, a macro discretionary hedge fund specializing in foreign exchange. His experience also includes positions with O'Connor Partners and Swiss Bank Corporation where he had leadership roles in developing business in equity and equity-linked capital markets, and syndicate and corporate derivatives. A native of London, Mr. Abbott holds a Bachelor of Laws from Kings College London University, and spent the early part of his career as a member of the London Metropolitan Police force.

     PAUL S. PLATKIN, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser, joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

     MICHAEL MURPHY, CFA, Director of Research and Managing Director of the Robeco-Sage division of the Adviser, joined Robeco-Sage Capital Management, L.L.C. in 2004 and is responsible for managing the Robeco-Sage division's investment research process. Prior to joining Robeco-Sage Capital Management, L.L.C., he was Head of Asset Management and Research at Norfolk Markets, LLC, a boutique investment firm, for two years, and prior to that spent two years as a Senior Alternative Investment Analyst at HSBC in New York. Mr. Murphy began his investment career with Lehman Brothers Inc. working with offshore mutual funds and developing the firm's first fund of funds products. He received a B.S. in Business Administration magna cum laude from Northeastern University. He is a member of the New York Society of Securities Analysts and the CFA Institute.

     GLENN SLOAT, Director of Operational Due Diligence and Vice President of the Robeco-Sage division of the Investment Manager, joined Robeco-Sage Capital Management, L.L.C. in 2006 as the firm's dedicated operational due diligence analyst. Prior to joining Robeco-Sage, Mr. Sloat was a Vice President with JPMorgan Chase Bank where he was a client relationship manager specializing in business development and integration for complex institutional clients. He began his investment career in 1989 as an Assistant Financial Consultant with Merrill Lynch Inc. After one year, he moved to Bankers Trust Company where he became an Assistant Vice President in the firm's Global Institutional Services Group, specializing in systems analysis and business process re-engineering. Mr. Sloat also worked at Arthur Andersen as a Senior Consultant in their Banking and Capital Markets consulting practice, and at BlackRock Financial Management as a Vice President managing custodian bank operations and relationships. Mr. Sloat holds a B.S. in Finance and Marketing from SUNY Albany and an M.B.A. in Finance and Information Technology from New York University's Stern School of Business.

 (a)(2) The following table sets forth information about funds and accounts other than the master fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2008.

                                       REGISTERED INVESTMENT        POOLED INVESTMENT VEHICLES          OTHER ACCOUNTS
                                      COMPANIES MANAGED BY THE               MANAGED                       MANAGED
                                         PORTFOLIO MANAGER           BY THE PORTFOLIO MANAGER      BY THE PORTFOLIO MANAGER
                                      ------------------------      --------------------------     ------------------------
NAME OF FUND'S PORTFOLIO
MANAGER                                NUMBER    TOTAL ASSETS        NUMBER      TOTAL ASSETS       NUMBER    TOTAL ASSETS
------------------------              --------  --------------      --------    --------------     -------   --------------
Paul S. Platkin                          3       $276,558,000         10        $1,913,114,000        0            N/A

Michael Murphy                           3       $276,558,000         10        $1,913,114,000        0            N/A

Michael Abbott                           3       $276,558,000         10        $1,913,114,000        0            N/A

Glenn Sloat                              3       $276,558,000         10        $1,913,114,000        0            N/A

                                       REGISTERED INVESTMENT        POOLED INVESTMENT VEHICLES          OTHER ACCOUNTS
                                      COMPANIES MANAGED BY THE               MANAGED                       MANAGED
                                         PORTFOLIO MANAGER           BY THE PORTFOLIO MANAGER      BY THE PORTFOLIO MANAGER
                                      ------------------------      --------------------------     ------------------------
                        NUMBER WITH     TOTAL ASSETS WITH  NUMBER WITH    TOTAL ASSETS WITH    NUMBER WITH   TOTAL ASSETS WITH
NAME OF FUND'S          PERFORMANCE-       PERFORMANCE-    PERFORMANCE-     PERFORMANCE-       PERFORMANCE-     PERFORMANCE-
PORTFOLIO MANAGER        BASED FEES         BASED FEES      BASED FEES       BASED FEES         BASED FEES       BASED FEES
-----------------       -----------     -----------------  -----------    -----------------    -----------   -----------------

Paul S. Platkin              0                 N/A              4           $258,748,000            0               N/A

Michael Murphy               0                 N/A              4           $258,748,000            0               N/A

Michael Abbott               0                 N/A              4           $258,748,000            0               N/A

Glenn Sloat                  0                 N/A              4           $258,748,000            0               N/A


     Investment decisions at the Adviser are made by the Investment Committee. A consensus must be reached before an investment decision is made. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

     The various funds and accounts that the Adviser manages have similar strategy allocations and all use the same investment process. Potential conflicts of interest may arise between a portfolio manager's management of the master fund and management of other accounts due to scarce capacity. The Adviser allocates capacity in underlying hedge funds on an equitable basis across all the funds it manages. From time to time, underlying managers are represented in each investment portfolio giving rise to a potential conflict of interest. To counter these conflicts of interest, the Adviser has adopted formal Allocation Policies to ensure that investment opportunities are allocated fairly among all funds and accounts the Adviser manages.

The Allocation Policies deal with, amongst other things, the testing of the suitability of an investment for each portfolio the Adviser manages, the determination of the ability of each portfolio to make an investment as well as the restrictions on manager capacity, the judging of portfolio need by the Strategy Selection & Allocation Committee, the judging of the allocation amongst suitable portfolios by the Manager Selection Committee and the documentation of such committee decisions in committee minutes.

(a)(3) The Adviser's compensation for the portfolio managers is a combination of a fixed salary and a bonus. The Adviser pays the portfolio managers' compensation in cash. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan. Certain portfolio managers are also eligible to participate in certain profit-sharing plans and deferred compensation arrangements with the Adviser.

(a)(4) As of March 31, 2008, no portfolio manager was the beneficial owner of any securities in the registrant or the master fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Conduct for the principal executive and principal financial officers is filed herewith.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            PNC Alternative Strategies TEDI Fund LLC


By (Signature and Title)*                /s/ Kevin A. McCreadie
                                         ----------------------
                                         Kevin A. McCreadie
                                         Chief Executive Officer
Date: May 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                /s/ Kevin A. McCreadie
                                         ----------------------
                                         Kevin A. McCreadie
                                         Chief Executive Officer
Date: May 29, 2008


By (Signature and Title)*                /s/ Jennifer E. Spratley
                                         ------------------------
                                         Jennifer E. Spratley
                                         Chief Financial Officer
Date: May 29, 2008

* Print the name and title of each signing officer under his or her signature.